                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 22, 1997
                Date of Report (Date of earliest event reported)



                             WHITE RIVER CORPORATION
             (Exact name of registrant as specified in its charter)




            Delaware                   0-22604                93-1011071
(State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification No.)


  777 Westchester Avenue, Suite 201
           White Plains, New York                                10604
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (914) 251-0237

Item 5. Other Events.

On December 22, 1997, White River Corporation issued a press release announcing the resignation of Robert T. Marto from his position as President and CEO. The information contained in the press release, which is attached as an exhibit to this report, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            Exhibit 99. Press release of White River Corporation dated December 22nd, 1997.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 23, 1997



                                   White River Corporation


                                   /s/ Michael E.B. Spicer
                                   --------------------------------
                                   Name:  Michael E.B. Spicer
                                   Title: Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit No.           Description
----------            -----------

99                    Press release of White River Corporation dated
                      December 22, 1997.